UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 22, 2007
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                             AMERICAN BILTRITE INC.
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             (Exact Name of Registrant as Specified in its Charter)


             Delaware                   1-4773               04-1701350
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   (State or other jurisdiction       (Commission          (IRS Employer
         of Incorporation)             File No.)        Identification No.)


           57 River Street, Wellesley Hills, Massachusetts 02481-2097
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          (Address of principal executive offices, including zip code)

                                 (781) 237-6655
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 22, 2007, American Biltrite Inc. ("American Biltrite") received a letter from the American Stock Exchange ("AMEX") indicating that American Biltrite is not in compliance with Sections 134 and 1101 of the AMEX Company Guide due to the fact that it has not yet filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 with the Securities and Exchange Commission ("SEC"). As previously reported, American Biltrite has delayed filing its Form 10-Q for the quarter ended June 30, 2007 pending completion of a review of the financial statements of its subsidiary Congoleum Corporation ("Congoleum") by the SEC. The letter also stated that American Biltrite must submit a plan by September 5, 2007 advising the AMEX of actions American Biltrite has taken or will take to achieve compliance with the continued listing standards, and that this plan must be approved by the AMEX in order for American Biltrite to maintain its listing on the AMEX. American Biltrite intends to submit a plan to the AMEX by September 5, 2007. If American Biltrite does not timely submit a plan to the AMEX, submits a plan that is not accepted by the AMEX, or fails to satisfy any plan that may be submitted to and accepted by the AMEX, the AMEX may initiate delisting proceedings. On August 27, 2007, American Biltrite issued a press release announcing that it had received the AMEX noncompliance letter referred to above. A copy of that press release is attached to this report as Exhibit 99.1.

Warning regarding forward looking statements

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks, uncertainties and assumptions. These forward-looking statements are based on American Biltrite's expectations, as of the date of this report, of future events. American Biltrite undertakes no obligation to update any of these forward looking statements. Although American Biltrite believes that its expectations are based on reasonable assumptions, within the bounds of its knowledge of its business and experience, there can be no assurance that actual results will not differ materially from expectations. Readers are cautioned not to place undue reliance on any forward-looking statements. Actual results could differ significantly as a result of various factors, including (1) whether American Biltrite timely submits a compliance plan to the AMEX, (2) whether the AMEX will accept any compliance plan submitted by American Biltrite, (3) whether American Biltrite satisfies any compliance plan which may be submitted to and accepted by the AMEX, (4) American Biltrite's ability to satisfy the AMEX's listing standards, (5) whether the AMEX will initiate delisting proceedings, (6) the timing to complete the SEC review process, (7) the extent to which the SEC seeks Congoleum to change its accounting policies or disclosures and the significance of those changes, and (8) whether, and if so, the extent to which, American Biltrite will supplement the disclosure included in, or restate or make other changes to its consolidated financial statements included in, American Biltrite's previously filed reports with the SEC as a result of the SEC comment letter process, as well as other factors set forth in American Biltrite's Annual Report on Form 10-K for the year ended December 31, 2006 and its subsequent filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

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  EXHIBIT NO.                         DESCRIPTION
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      99.1      Press release dated August 27, 2007
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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 22, 2007                   AMERICAN BILTRITE INC.


                                         By: /s/ Howard N. Feist III
                                             ----------------------------
                                             Name:  Howard N. Feist III
                                             Title:  Chief Financial Officer

                                  Exhibit Index

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  EXHIBIT NO.                            DESCRIPTION
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      99.1      Press release dated August 27, 2007
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